UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Small Cap Core Fund

August 31, 2010

	Number of
	Shares	Value
Common Stock – 99.76%
Basic Materials – 3.87%
†Kapstone Paper & Packaging	37,300	$424,847
Rock-Tenn Class A	10,390	500,591
†*Rockwood Holdings	14,780	382,063
*Schulman (A.)	18,300	332,511
Silgan Holdings	14,060	420,253
†Spartech	34,800	310,764
		2,371,029
Business Services – 5.37%
†AMN Healthcare Services	37,630	167,454
†CRA International	11,620	184,758
Diamond Management & Technology Consultants	16,500	206,085
†Kforce	29,250	309,173
†Lincoln Educational Services	19,930	217,636
*McGrath RentCorp	10,280	206,525
†*Metalico	97,100	303,923
†TeleTech Holdings	24,700	313,196
†Tetra Tech	15,000	272,250
†*Titan Machinery	23,450	350,342
U.S. Ecology	21,180	286,989
†United Stationers	10,550	473,589
		3,291,920
Capital Goods – 10.73%
*AAON	16,450	365,026
*Acuity Brands	12,720	492,773
*Applied Industrial Technologies	19,340	518,312
Barnes Group	22,500	342,225
†*Chart Industries	22,240	354,061
†Columbus McKinnon	26,220	335,616
*Cooper Tire & Rubber	14,500	234,755
Ducommun	11,800	226,560
ESCO Technologies	6,500	202,475
†Esterline Technologies	10,500	483,000
†Gibraltar Industries	41,100	312,360
*Granite Construction	7,200	158,472
†Kadant	16,800	286,272
*Koppers Holdings	18,120	362,400
Lufkin Industries	13,580	525,002
†MYR Group/Delaware	14,300	199,199
†*Rofin-Sinar Technologies	12,000	244,800
†Tenneco	19,100	472,152
†*Tutor Perini	11,780	232,773
†*Willbros Group	29,870	233,882
		6,582,115
Communication Services – 2.05%
*Alaska Communications Systems Group	33,700	325,542
Atlantic Tele-Network	4,200	179,130
†*IPG Photonics	17,600	381,216
NTELOS Holdings	23,090	373,596
		1,259,484
Consumer Discretionary – 9.93%
Big 5 Sporting Goods	20,400	242,046
†Citi Trends	12,200	275,720
†*Collective Brands	23,300	301,269
†*DSW Class A	17,500	415,625
†*G-III Apparel Group	22,400	540,287
†*Gymboree	11,200	421,456
†*Iconix Brand Group	31,000	472,285
†*Jo-Ann Stores	12,850	522,481

Jones Apparel Group	25,300	389,114
†*Jos. A. Bank Clothiers	9,050	330,597
†*Perry Ellis International	16,800	308,448
†*Steven Madden	12,900	444,147
†Susser Holdings	41,550	482,396
*Tractor Supply	7,200	489,456
†*ULTA Salon Cosmetics & Fragrance	20,300	459,795
		6,095,122
Consumer Services – 3.74%
†AFC Enterprises	41,000	440,750
†Bally Technologies	12,840	403,818
†*Buffalo Wild Wings	12,020	502,677
†CEC Entertainment	8,910	279,507
†*Jack in the Box	15,080	304,314
†*Shuffle Master	45,400	360,930
		2,291,996
Consumer Staples – 2.19%
Casey's General Stores	16,600	624,492
J&J Snack Foods	10,500	396,375
†Prestige Brands Holdings	43,600	322,640
		1,343,507
Energy – 4.81%
*Berry Petroleum Class A	17,600	477,840
†*Bristow Group	13,050	430,650
†*Carrizo Oil & Gas	20,100	421,296
†*Key Energy Group	46,300	370,863
*Penn Virginia	13,820	192,651
†Pioneer Drilling	40,500	220,320
†*Rosetta Resources	22,000	433,400
†*Swift Energy	14,900	401,555
		2,948,575
Financials – 14.09%
Alterra Capital Holdings	20,250	375,435
American Equity Investment Life Holding	42,600	404,274
Amtrust Financial Services	23,800	324,870
Apollo Investment	48,950	468,451
Ares Capital	21,600	322,704
Boston Private Financial Holdings	65,800	412,566
City Holding	12,950	369,723
Delphi Financial Group Class A	18,400	410,320
Dime Community Bancshares	42,200	527,077
First Mercury Financial	28,900	263,279
Flushing Financial	31,000	335,730
GFI Group	47,700	213,696
@Harleysville Group	13,070	416,672
@Independent Bank (MA)	13,800	289,386
†optionsXpress Holdings	31,200	444,288
Park National	6,000	360,300
†Piper Jaffray	12,300	339,726
†ProAssurance	8,430	446,368
Prosperity Bancshares	14,500	412,525
Provident Financial Services	33,740	386,998
†Texas Capital Bancshares	22,500	344,250
Trustmark	21,500	410,005
Webster Financial	22,800	366,852
		8,645,495
Health Care – 12.32%
†*Acorda Therapeutics	10,000	301,200
†*Air Methods	8,000	291,840
†Align Technology	33,370	534,755
†*Alkermes	37,930	502,952
†Catalyst Health Solutions	12,990	520,769
†*Celera	45,510	300,366
†*Conmed	23,840	441,278
†CryoLife	45,600	236,664
†Eurand	47,550	419,391
†Inspire Pharmaceuticals	51,400	249,290
†*Martek Biosciences	15,100	329,482
†Merit Medical Systems	27,490	433,792
†Onyx Pharmaceuticals	19,190	462,287

†*PharMerica	16,686	129,483
†*Quidel	30,200	365,118
†*Regeneron Pharmaceuticals	20,010	439,820
†Res-Care	24,100	298,840
†SonoSite	16,150	470,288
†Sun Healthcare Group	52,150	422,415
*West Pharmaceutical Services	12,210	410,500
		7,560,530
Media – 1.19%
†*Carmike Cinemas	23,800	143,990
*Meredith	7,500	219,450
National CineMedia	23,250	369,443
		732,883
Real Estate – 5.99%
*BioMed Realty Trust	29,200	499,028
*DuPont Fabros Technology	18,100	447,251
EastGroup Properties	12,900	454,725
*Entertainment Properties Trust	12,500	538,625
*Home Properties	11,210	566,105
Sovran Self Storage	14,130	533,690
*Tanger Factory Outlet Centers	13,800	637,836
		3,677,260
Technology – 19.73%
†*Amkor Technologies	62,400	316,368
†*Anixter International	9,250	424,390
†*Applied Micro Circuits	34,000	366,520
†Arris Group	33,900	276,963
†*Atheros Communications	14,000	345,240
†FARO Technologies	21,890	401,463
iGate	24,280	380,953
†IXYS	44,700	422,862
†*j2 Global Communications	20,100	433,557
†*JDA Software Group	18,850	432,985
†Knology	24,650	289,145
†Lawson Software	68,350	519,459
†Liquidity Services	25,500	328,185
†*LogMeIn	5,900	193,343
†*Netgear	21,510	454,291
*NIC	46,800	338,832
Plantronics	10,100	275,831
†*Progress Software	18,850	503,484
*Quality Systems	9,150	512,857
†*QuinStreet	22,200	238,206
†*Rackspace Hosting	18,900	372,141
†Radiant Systems	29,700	531,926
†RightNow Technologies	22,200	371,184
†*SAVVIS	22,650	396,602
†*Semtech	21,200	351,814
†SMART Technologies Class A	12,800	146,688
†*SolarWinds	19,380	279,460
†SS&C Technologies Holdings	11,249	158,498
†*Synaptics	14,020	370,408
†*Tekelec	34,290	375,818
†*ValueClick	42,330	461,397
†*ViaSat	13,330	465,884
†*Vocus	24,750	366,795
		12,103,549
Transportation – 1.56%
†Alaska Air Group	9,200	406,916
†HUB Group Class A	20,770	552,067
		958,983
Utilities – 2.19%
*Cleco	14,400	407,952
NorthWestern	15,000	421,800
Otter Tail	12,870	238,481
*UNITIL	12,990	276,427
		1,344,660
Total Common Stock (cost $60,569,939)		61,207,108

	Principal
	Amount
≠Discount Note – 0.27%
Federal Home Loan Bank 0.10% 9/1/10	$169,001	169,001
Total Discount Note (cost $169,001)		169,001

Total Value of Securities Before Securities Lending Collateral – 100.03%
(cost $60,738,940)		61,376,109
	Number of
	Shares
Securities Lending Collateral** – 16.87%
Investment Companies
BNY Mellon Securities Lending Overnight Fund	10,056,626	10,056,626
BNY Mellon SL DBT II Liquidating Fund	289,615	281,187
†@Mellon GSL Reinvestment Trust II	214,226	11,076
Total Securities Lending Collateral (cost $10,560,467)		10,348,889

Total Value of Securities – 116.90%
(cost $71,299,407)		71,724,998	©
Obligation to Return Securities Lending Collateral** – (17.21%)		(10,560,467)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.31%		189,257
Net Assets Applicable to 6,709,580 Shares Outstanding – 100.00%		$61,353,788

†Non income producing security.
*Fully or partially on loan.
≠The rate shown is the effective yield at the time of purchase.
** See Note 3 in “Notes.”
@Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $717,134, which represented 1.17% of the Fund’s net assets. See Note 4 in “Notes."
©Includes $10,235,762 of securities loaned.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V - Delaware Small Cap Core Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2006 – November 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At August 31, 2010, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITS) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At August 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$73,675,442
Aggregate unrealized appreciation	$5,999,689
Aggregate unrealized depreciation	(7,950,133)
Net unrealized depreciation	$(1,950,444)

For federal income tax purposes, at November 30, 2009, capital loss carryforwards of $24,396,717 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $14,747,189 expires in 2016 and $9,649,528 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of August 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$61,207,108	$-	$-	$61,207,108
Short-Term	-	169,001	-	169,001
Securities Lending Collateral	-	10,337,813	11,076	10,348,889
Total	$61,207,108	$10,506,814	$11,076	$71,724,998

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 11/30/09	$9,105
Net change in unrealized
appreciation/depreciation	1,971
Balance as of 8/31/10	$11,076

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/10	$1,971

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending November 30, 2011 and interim periods therein. During the period ended August 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $10,056,626, based on management's decision to classify the BNY Mellon Securities Lending Overnight Fund as Level 2 investment. Management has classified the BNY Mellon Securities Lending Overnight Fund as Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The BNY Mellon Securities Lending Overnight Fund is priced daily for investors in such Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less (“Overnight Assets”). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2010, the value of securities on loan was $10,235,762, for which cash collateral was received and invested in accordance with the Lending Agreement. At August 31, 2010, the value of invested collateral was $10,348,889. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral.”

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2010. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of August 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5 Subsequent Events
Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Small Cap Value Fund

August 31, 2010
	Number of
	Shares	Value
Common Stock – 96.77%
Basic Industry – 12.02%
Albemarle	181,700	$7,284,367
†*Crown Holdings	223,900	6,237,854
Cytec Industries	167,400	7,939,782
*FMC	131,100	8,164,907
Glatfelter	135,000	1,381,050
*Kaiser Aluminum	62,900	2,322,268
†Thompson Creek Metals	273,000	2,342,340
Valspar	173,300	5,219,796
		40,892,364
Business Services – 1.46%
Brink's	101,500	1,915,305
†United Stationers	52,359	2,350,396
Viad	43,800	694,230
		4,959,931
Capital Spending – 9.11%
Actuant Class A	225,000	4,459,500
†Altra Holdings	116,800	1,503,216
†Chicago Bridge & Iron	180,700	3,935,646
†Fabrinet	50,900	621,489
*Gardner Denver	126,300	6,029,562
Regal Beloit	87,400	4,834,968
*Wabtec	57,000	2,424,210
Walter Energy	99,700	7,182,388
		30,990,979
Consumer Cyclical – 2.45%
*Autoliv	46,700	2,528,338
Knoll	140,000	1,878,800
*MDC Holdings	147,300	3,921,126
		8,328,264
Consumer Services – 11.76%
bebe Stores	152,700	868,863
Brinker International	123,900	1,951,425
@Cato Class A	155,300	3,564,135
†CEC Entertainment	82,900	2,600,573
†*Children's Place Retail Stores	62,400	2,724,384
†*Collective Brands	99,500	1,286,535
*Finish Line Class A	138,400	1,826,880
†Genesco	120,400	3,038,896
†Jack in the Box	146,700	2,960,406
Men's Wearhouse	124,600	2,402,288
*Meredith	118,200	3,458,532
†*@Movado Group	155,500	1,576,770
PETsMART	126,800	4,043,652
@Stage Stores	195,700	2,184,012
†Warnaco Group	82,800	3,467,664
Wolverine World Wide	81,550	2,060,769
		40,015,784
Consumer Staples – 4.47%
Del Monte Foods	549,700	7,168,088
Herbalife	106,200	5,902,596

*Schweitzer-Mauduit International	39,800	2,142,832
		15,213,516
Energy – 7.78%
†Forest Oil	130,700	3,413,884
†Newfield Exploration	150,600	7,230,306
@Southwest Gas	172,900	5,437,705
†Whiting Petroleum	122,600	10,401,384
		26,483,279
Financial Services – 21.27%
Bank of Hawaii	126,100	5,631,626
Berkley (W.R.)	101,900	2,685,065
Boston Private Financial Holdings	304,900	1,911,723
Community Bank System	135,000	3,048,300
CVB Financial	138,000	942,540
East West Bancorp	396,023	5,789,856
First Financial Bancorp	168,100	2,681,195
First Midwest Bancorp	161,700	1,775,466
Hancock Holding	134,900	3,671,978
@Harleysville Group	159,400	5,081,672
@Independent Bank	167,600	3,514,572
@Infinity Property & Casualty	131,500	6,095,025
@NBT Bancorp	229,900	4,694,558
Platinum Underwriters Holdings	223,300	8,978,893
S&T Bancorp	76,300	1,294,811
@Selective Insurance Group	343,000	5,096,980
*StanCorp Financial Group	54,500	1,941,835
Sterling Bancshares	569,100	2,822,736
Univest Corporation of Pennsylvania	30,100	481,600
Validus Holdings	112,384	2,862,420
@Wesbanco	88,700	1,352,675
		72,355,526
Health Care – 4.47%
†Alliance HealtCare Services	179,100	752,220
*Cooper	90,900	3,666,906
*Owens & Minor	105,000	2,799,300
@Service Corporation International	575,400	4,424,826
Universal Health Services Class B	113,200	3,554,480
		15,197,732
Real Estate – 4.13%
Brandywine Realty Trust	252,937	2,779,778
Education Realty Trust	203,400	1,391,256
*Government Properties Income Trust	89,800	2,305,166
Highwoods Properties	111,300	3,481,464
Washington Real Estate Investment Trust	134,100	4,108,824
		14,066,488
Technology – 11.88%
@Black Box	61,500	1,734,300
†Brocade Communications Systems	400,500	2,010,510
†@Checkpoint Systems	166,600	3,055,444
†Cirrus Logic	389,500	5,889,240
†Compuware	399,600	2,869,128
†Electronics for Imaging	152,300	1,621,234
†*ON Semiconductor	287,000	1,773,660
†Parametric Technology	302,500	5,157,625
†@Premiere Global Services	328,450	1,629,112
*@QAD	218,000	863,280
†Synopsys	291,500	6,672,434
†Tech Data	80,800	2,924,960
*Vishay Intertechnology	483,000	3,714,270
†Vishay Precision Group	34,500	499,905
		40,415,102

Transportation – 3.16%
*@Alexander & Baldwin	168,700	5,708,808
†*Kirby	101,100	3,723,513
†@Saia	113,800	1,330,322
		10,762,643
Utilities – 2.81%
*Black Hills	75,200	2,288,336
†El Paso Electric	259,000	5,944,050
*Otter Tail	72,500	1,343,425
		9,575,811
Total Common Stock (cost $289,920,803)		329,257,419

	Principal
	Amount
≠Discount Note – 3.45%
Federal Home Loan Bank 0.10% 9/1/10	$11,734,038	11,734,038
Total Discount Note (cost $11,734,038)		11,734,038

Total Value of Securities Before Securities Lending Collateral – 100.22%
(cost $301,654,841)		340,991,457

	Number of
	Shares
Securities Lending Collateral** – 12.46%
Investment Companies
BNY Mellon Securities Lending Overnight Fund	41,555,074	41,555,074
BNY Mellon SL DBT II Liquidating Fund	857,188	832,244
@†Mellon GSL Reinvestment Trust II	392,139	20,274
Total Securities Lending Collateral (cost $42,804,401)		42,407,592

Total Value of Securities – 112.68%
(cost $344,459,242)		383,399,049 ©
Obligation to Return Securities Lending Collateral** – (12.58%)		(42,804,401)
Liabilities Net of Receivables and Other Assets (See Notes) – (0.10)%		(343,369)
Net Assets Applicable to 11,391,844 Shares Outstanding – 100.00%		$340,251,279

*Fully or partially on loan.
†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in "Notes."
@Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $57,364,470, which represented 16.86% of the Fund’s net assets. See Note 4 in “Notes."
©Includes $41,805,890 of securities loaned.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V - Delaware Small Cap Value Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2006 – November 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At August 31, 2010, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on ex-dividend date

2. Investments
At August 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$344,568,355
Aggregate unrealized appreciation	$83,128,658
Aggregate unrealized depreciation	(44,297,964)
Net unrealized appreciation	$38,830,694

For federal income tax purposes, capital loss carryforwards of $14,444,337 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $297,876 expires in 2016 and $14,146,461 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments
Level 2 – other observable inputs (including but not limited to quoted prices for similar assets or liabilities in markets that are active, quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
Level 3 – inputs are significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of August 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$329,257,419	$-	$-	$329,257,419
Short-Term	-	11,734,038	-	11,734,038
Securities Lending Collateral	-	42,387,318	20,274	42,407,592
Total	$329,257,419	$54,121,356	$20,274	$383,399,049

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 11/30/09	$16,666
Net change in unrealized
appreciation/depreciation	3,608
Balance as of 8/31/10	$20,274

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/10	$-

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending November 30, 2010 and interim periods therein. During the period ended August 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $41,555,074, based on management's decision to classify the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment. Management has classified the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The BNY Mellon Securities Lending Overnight Fund is priced daily for investors in such Fund. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will not be less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less (“Overnight Assets”). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2010, the value of securities on loan was $41,805,890, for which cash collateral was received and invested in accordance with the Lending Agreement. At August 31, 2010, the value of invested collateral was $42,407,592. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of August 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Dividend Income Fund

August 31, 2010

	Number of
	Shares	Value
Common Stock – 38.56%
Consumer Discretionary – 2.39%
*Autoliv	721	$39,035
Bayerische Motoren Werke	2,141	112,615
Comcast Class A	174,800	2,992,577
†DIRECTV Class A	6,350	240,792
*Don Quijote	3,200	78,124
Esprit Holdings	7,400	41,477
ITOCHU	10,689	87,283
Lowe's	158,600	3,219,581
PPR	320	41,664
Publicis Groupe	1,000	41,879
*Round One	5,400	23,397
*Techtronic Industries	96,500	83,862
Toyota Motor	3,600	122,557
Vivendi	3,909	91,190
Whirlpool	21,000	1,557,360
Yue Yuen Industrial Holdings	23,500	77,037
		8,850,430
Consumer Staples – 5.42%
Archer-Daniels-Midland	109,300	3,364,254
Chaoda Modern Agriculture Holdings	86,000	64,124
Coca-Cola Amatil	6,686	70,970
ConAgra Foods	75,000	1,619,250
CVS Caremark	116,400	3,142,800
Diageo ADR	25,600	1,676,800
Greggs	10,376	71,259
Kimberly-Clark	53,200	3,426,080
Kraft Foods Class A	113,200	3,390,340
Metro	1,537	77,125
Parmalat	35,158	84,601
*Safeway	164,700	3,096,360
		20,083,963
Diversified REITs – 0.58%
*Champion REIT	641,000	314,785
*Digital Realty Trust	13,000	770,510
*Investors Real Estate Trust	29,900	245,180
*Vornado Realty Trust	9,906	802,981
		2,133,456
Energy – 5.54%
Chevron	45,400	3,366,865
CNOOC	62,000	107,123
ConocoPhillips	60,500	3,172,015
Exxon Mobil	25,000	1,479,000
Marathon Oil	104,200	3,177,058
National Grid	8,664	72,932
National Oilwell Varco	84,900	3,191,391
Noble	86,000	2,676,320
Petroleo Brasiliero ADR	2,265	66,953
*Total	1,778	83,068
Williams	172,000	3,118,360
		20,511,085
Financials – 3.78%
Allstate	113,800	3,140,880
AXA	4,683	72,781
Banco Santander	8,761	102,656
Bank of New York Mellon	124,700	3,026,469
CVB Financial	130,000	887,900
Marsh & McLennan	99,700	2,364,884
Mitsubishi UFJ Financial Group	18,200	86,873

Nordea Bank	8,491	76,096
*Solar Capital	43,800	860,232
Standard Chartered	3,671	98,390
Travelers	64,600	3,164,108
UniCredit	40,833	95,825
		13,977,094
Health Care – 5.34%
*†Alliance HealthCare Services	29,989	125,954
Baxter International	75,700	3,221,792
Cardinal Health	106,100	3,178,756
Johnson & Johnson	56,900	3,244,438
Meda Class A	11,698	91,069
Merck	96,359	3,387,983
Novartis	1,847	97,043
Pfizer	208,438	3,320,417
Quest Diagnostics	70,300	3,058,050
Sanofi-Aventis	599	34,361
		19,759,863
Health Care REITs – 0.60%
Cogdell Spencer	35,700	220,626
*HCP	17,200	605,784
Health Care REIT	4,900	225,106
Nationwide Health Properties	11,400	438,558
Ventas	14,400	727,344
		2,217,418
Hotel REITs – 0.03%
Hersha Hospitality Trust	23,500	111,390
		111,390
Industrials – 1.98%
Alstom	1,753	83,610
Asahi Glass	7,000	68,325
Cie de Saint-Gobain	1,655	60,901
*†Delta Air Lines	46	481
Deutsche Post	7,664	125,083
Finmeccanica	7,048	70,777
†Flextronics International	19,100	94,163
Koninklijke Philips Electronics	1,387	38,859
*†Mobile Mini	7,124	101,375
Northrop Grumman	57,800	3,128,136
∏†=PT Holdings	1,110	11
Singapore Airlines	6,000	66,834
Teleperformance	3,143	75,830
†Tomkins	9,469	47,041
Vallourec	709	60,903
*Waste Management	100,400	3,322,236
		7,344,565
Information Technology – 3.48%
†CGI Group Class A	12,575	173,822
HTC	5,250	95,819
Intel	155,300	2,751,916
International Business Machines	25,400	3,130,042
†Motorola	444,800	3,349,344
Nokia	7,144	61,059
*†Sohu.com	1,853	89,871
Xerox	384,200	3,242,648
		12,894,521
Mall REITs – 0.38%
*CBL & Associates Properties	9,100	111,020
Macerich	4,008	166,011
Simon Property Group	12,363	1,118,233
		1,395,264
Materials – 1.17%
Agrium	500	34,785
*ArcelorMittal	1,642	47,907
duPont (E.I.) deNemours	81,000	3,302,370
†Golden Minerals	42	318
Lafarge	1,051	48,417
Monsanto	16,300	858,195
*Vale ADR	2,100	56,175
		4,348,167

Mortgage REITs – 0.29%
Chimera Investment	35,500	139,515
Cypress Sharpridge Investments	25,400	342,138
*Starwood Property Trust	30,600	582,012
		1,063,665
Multifamily REITs – 0.54%
American Campus Communities	24,700	735,813
Associated Estates Realty	21,800	295,608
Camden Property Trust	10,300	471,328
Equity Residential	10,700	490,381
		1,993,130
Office REITs – 0.31%
*Boston Properties	10,200	830,280
Government Properties Income	12,000	308,040
		1,138,320
Real Estate Operating Companies – 0.16%
Renhe Commercial Holdings	3,036,000	601,057
		601,057
Self-Storage REITs – 0.57%
Public Storage	21,500	2,107,430
		2,107,430
Shopping Center REITs – 0.34%
Federal Realty Investment Trust	4,000	317,160
*Kimco Realty	21,800	325,038
Ramco-Gershenson Properties Trust	10,200	106,488
Saul Centers	5,900	243,906
Urstadt Biddle Properties Class A	15,400	282,744
		1,275,336
Single Tenant REITs – 0.10%
*National Retail Properties	15,300	372,708
		372,708
Specialty Retail – 0.11%
*Entertainment Properties Trust	4,743	204,376
*Plum Creek Timber	6,200	213,714
		418,090
Telecommunications – 2.35%
AT&T	123,000	3,324,690
=†Century Communications	1,625,000	0
Chunghwa Telecom ADR	2,966	61,011
Frontier Communications	195,000	1,507,350
†GeoEye	2,450	89,278
Telefonica	4,144	91,894
*TELUS	1,939	80,008
Verizon Communications	118,200	3,488,081
Vodafone Group	21,454	51,679
		8,693,991
Utilities – 3.10%
American Electric Power	50,000	1,770,500
Edison International	99,900	3,371,625
†Mirant	448	4,346
NorthWestern	50,000	1,406,000
Progress Energy	81,600	3,501,456
Wisconsin Energy	25,300	1,410,222
		11,464,149
Total Common Stock (cost $156,996,588)		142,755,092

Convertible Preferred Stock – 3.12%
Banking, Finance & Insurance – 0.90%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	37,800	2,015,213
Citigroup 7.50% exercise price $3.94, expiration date 12/15/12	11,300	1,293,285
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11	25,000	22,500
		3,330,998
Energy – 1.08%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	15,900	859,077
*El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	39,900	1,490,265
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	20,160	1,670,860
		4,020,202
Health Care & Pharmaceuticals – 0.53%
Mylan 6.50% exercise price $17.08, expiration date 11/15/10	1,875	1,966,875
		1,966,875
Telecommunications – 0.61%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	3,000	2,250,000
		2,250,000
Total Convertible Preferred Stock (cost $14,442,734)		11,568,075

	Principal
	Amount
Commercial Mortgage-Backed Securities – 0.59%
Bank of America Commercial Mortgage Series 2006-4 A4 5.634% 7/10/46	$1,000,000	1,070,248
•Morgan Stanley Capital I Series 2007-T27 A4 5.802% 6/13/42	1,000,000	1,099,954
Total Commercial Mortgage-Backed Securities (cost $1,997,930)		2,170,202

Convertible Bonds – 22.47%
Aerospace & Defense – 0.94%
#AAR 144A 1.75% exercise price $29.43, expiration date 1/1/26	1,150,000	1,040,750
L-3 Communications
3.00% exercise price $98.94, expiration date 8/1/35	930,000	938,138
#144A 3.00% exercise price $98.94, expiration date 8/1/35	1,500,000	1,513,125
		3,492,013
Auto Parts & Equipment – 0.44%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	1,960,000	1,643,950
		1,643,950
Banking, Finance & Insurance – 1.13%
Jefferies Group 3.875% exercise price $39.20, expiration date 11/1/29	1,772,000	1,765,355
#SVB Financial Group 144A 3.875% exercise price $53.04, expiration date 4/15/11	2,386,000	2,418,808
		4,184,163
Basic Materials – 2.46%
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	4,000,000	3,815,000
Rayonier TRS Holdings 3.75% exercise price $54.81 expiration date 10/15/12	1,810,000	1,932,175
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13	2,970,000	3,374,663
		9,121,838
Building & Materials – 0.12%
Standard Pacific 6.00% exercise price $8.37, expiration date 10/1/12	435,000	434,456
		434,456
Computers & Technology – 5.01%
Advanced Micro Devices
*6.00% exercise price $28.08, expiration date 4/30/15	562,000	552,868
#144A 6.00% exercise price $28.08, expiration date 4/30/15	660,000	649,275
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	4,055,000	3,938,418
Hutchinson Technology 3.25% exercise price $36.43, expiration date 1/14/26	1,540,000	1,201,200
Intel 2.95% exercise price $30.75, expiration date 12/15/35	1,790,000	1,738,538
Linear Technology 3.00% exercise price $45.36, expiration date 5/1/27	3,155,000	3,166,831
#Rovi 144A 2.625% exercise price $47.36, expiration date 2/15/40	3,010,000	3,393,774
SanDisk 1.00% exercise price $82.35, expiration date 5/15/13	2,750,000	2,536,875
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	1,340,000	1,365,125
		18,542,904
Energy – 1.02%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	1,950,000	1,469,813
Peabody Energy 4.75% exercise price $58.40, expiration date 12/15/41	670,000	693,450
Transocean 1.625% exercise price $168.61, expiration date 12/15/37	1,635,000	1,616,606
		3,779,869
Health Care & Pharmaceuticals – 4.35%
Alere 3.00% exercise price $43.98, expiration date 5/15/16	1,680,000	1,501,500
Allergan
*1.50% exercise price $63.33, expiration date 4/1/26	600,000	666,750
#144A 1.50% exercise price $63.33, expiration date 4/1/26	1,935,000	2,150,269
Amgen
0.375% exercise price $79.48, expiration date 2/1/13	1,850,000	1,845,375
#144A 0.375% exercise price $79.48, expiration date 2/1/13	775,000	773,063
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	3,250,000	2,953,437
LifePoint Hospitals 3.25% exercise price $61.22, expiration date 8/15/25	2,660,000	2,576,874
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13	3,630,000	3,652,687
		16,119,955
Leisure, Lodging & Entertainment – 1.97%
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14	1,985,000	2,332,375
International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14	1,410,000	1,549,238
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	4,050,000	3,402,000
		7,283,613
Real Estate – 0.91%
#Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29	1,185,000	1,753,800

#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30	1,510,000	1,608,150
		3,361,950
Retail – 0.45%
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	1,755,000	1,654,088
		1,654,088
Telecommunications – 2.75%
Alaska Communication System Group 5.75% exercise price $12.90, expiration date 3/1/13	2,312,000	2,280,209
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	1,913,000	1,673,875
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	2,250,000	2,216,250
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	2,095,000	2,037,388
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	1,460,000	1,974,650
		10,182,372
Transportation – 0.59%
Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	2,500,000	2,165,625
		2,165,625
Utilities – 0.33%
Dominion Resources 2.125% exercise price $35.44, expiration date 12/15/23	1,000,000	1,203,750
		1,203,750
Total Convertible Bonds (cost $79,032,601)		83,170,546

Corporate Bonds – 28.37%
Basic Industry – 2.19%
*AK Steel 7.625% 5/15/20	165,000	167,063
*#Algoma Acquisition 144A 9.875% 6/15/15	646,000	568,479
*#Appleton Papers 144A 10.50% 6/15/15	495,000	461,588
ArcelorMittal 9.85% 6/1/19	100,000	125,852
Century Aluminum 8.00% 5/15/14	464,050	460,570
#Essar Steel Algoma 144A 9.375% 3/15/15	55,000	54,588
#FMG Finance 144A 10.625% 9/1/16	985,000	1,146,293
*Hexion US Finance 9.75% 11/15/14	890,000	878,874
Lyondell Chemical 11.00% 5/1/18	275,000	300,094
#MacDermid 144A 9.50% 4/15/17	734,000	747,762
Millar Western Forest Products 7.75% 11/15/13	505,000	438,088
NewPage 11.375% 12/31/14	589,000	481,508
•Noranda Aluminium Acquisition PIK 5.373% 5/15/15	373,219	294,843
Novelis 7.25% 2/15/15	105,000	105,788
#PE Paper Escrow 144A 12.00% 8/1/14	290,000	327,855
=@Port Townsend 12.431% 8/27/12	325,364	235,889
Ryerson
•7.841% 11/1/14	339,000	316,118
12.00% 11/1/15	547,000	565,460
*#Steel Dynamics 144A 7.625% 3/15/20	420,000	432,600
		8,109,312
Brokerage – 0.28%
E Trade Financial PIK 12.50% 11/30/17	930,000	1,041,600
		1,041,600
Capital Goods – 2.31%
#Alion Science & Technology PIK 144A 12.00% 11/1/14	440,954	437,096
AMH Holdings 11.25% 3/1/14	442,000	450,288
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20	375,000	344,531
#DAE Aviation Holdings 144A 11.25% 8/1/15	440,000	445,500
#International Wire Group 144A 9.75% 4/15/15	485,000	487,425
Intertape Polymer 8.50% 8/1/14	396,000	336,600
L-3 Communications 4.75% 7/15/20	385,000	406,595
*Manitowoc 9.50% 2/15/18	585,000	604,013
#New Enterprise Stone & Lime 144A 11.00% 9/1/18	95,000	95,000
*NXP BV Funding 9.50% 10/15/15	750,000	731,250
#Plastipak Holdings 144A 10.625% 8/15/19	276,000	307,740
Ply Gem Industries 13.125% 7/15/14	595,000	599,463
Pregis 12.375% 10/15/13	846,000	850,229
*RBS Global/Rexnord 11.75% 8/1/16	696,000	748,199
Solo Cup 8.50% 2/15/14	262,000	222,700
#Susser Holdings/Finance 144A 8.50% 5/15/16	215,000	221,450
Thermadyne Holdings 10.50% 2/1/14	523,000	531,499
*Thermo Fisher Scientific 3.20% 5/1/15	145,000	152,599
#Trimas 144A 9.75% 12/15/17	455,000	472,063
#USG 144A 9.75% 8/1/14	109,000	113,496
		8,557,736
Consumer Cyclical – 2.93%
*#Allison Transmission 144A 11.00% 11/1/15	582,000	628,560

*American Axle & Manufacturing 7.875% 3/1/17	766,000	712,380
Ames True Temper 10.00% 7/15/12	340,000	342,550
ArvinMeritor
*8.125% 9/15/15	612,000	616,590
10.625% 3/15/18	310,000	337,900
Beazer Homes USA 8.125% 6/15/16	795,000	699,600
Burlington Coat Factory Investment Holdings 14.50% 10/15/14	900,000	960,749
*#CKE Restaurants 144A 11.375% 7/15/18	240,000	235,200
CVS Caremark 6.60% 3/15/19	295,000	354,595
*Ford Motor 7.45% 7/16/31	705,000	690,900
Ford Motor Credit 12.00% 5/15/15	500,000	591,454
GMAC 8.00% 12/31/18	615,000	598,856
Goodyear Tire & Rubber 8.25% 8/15/20	220,000	226,325
Interface
9.50% 2/1/14	59,000	61,360
11.375% 11/1/13	204,000	231,540
K Hovnanian Enterprises
6.25% 1/15/15	155,000	104,625
7.50% 5/15/16	291,000	194,243
Landry's Restaurants 11.625% 12/1/15	555,000	578,588
M/I Homes 6.875% 4/1/12	281,000	280,649
Norcraft Finance 10.50% 12/15/15	409,000	424,338
Norcraft Holdings 9.75% 9/1/12	312,000	293,280
*OSI Restaurant Partners 10.00% 6/15/15	317,000	317,000
Quiksilver 6.875% 4/15/15	810,000	753,299
*Rite Aid 9.375% 12/15/15	323,000	263,649
Standard Pacific 10.75% 9/15/16	314,000	332,055
		10,830,285
Consumer Non-Cyclical – 3.33%
Abbott Laboratories 4.125% 5/27/20	590,000	641,747
Accellent 10.50% 12/1/13	409,000	410,023
Alere 9.00% 5/15/16	257,000	260,855
Alliance One International 10.00% 7/15/16	394,000	414,685
*Amgen 5.70% 2/1/19	240,000	289,732
#Anheuser-Busch Inbev Worldwide 144A 3.625% 4/15/15	445,000	466,194
Bausch & Lomb 9.875% 11/1/15	209,000	217,883
Baxter International 4.50% 8/15/19	145,000	161,899
Biomet 11.625% 10/15/17	508,000	561,340
BioScrip 10.25% 10/1/15	545,000	553,856
#Cott Beverages 144A 8.375% 11/15/17	355,000	372,306
Covidien International Finance 4.20% 6/15/20	520,000	558,207
Dean Foods
6.90% 10/15/17	70,000	64,050
7.00% 6/1/16	295,000	278,038
DJO Finance 11.75% 11/15/14	600,000	628,499
#Genzyme 144A 5.00% 6/15/20	225,000	251,262
JohnsonDiversey Holdings 10.50% 5/15/20	803,000	901,848
Kraft Foods 5.375% 2/10/20	350,000	389,690
#Lantheus Medical Imaging 144A 9.75% 5/15/17	275,000	279,125
Life Technologies 6.00% 3/1/20	143,000	163,525
Medco Health Solutions 7.125% 3/15/18	140,000	172,581
*Novartis Capital 4.40% 4/24/20	480,000	537,851
#Novasep Holding 144A 9.75% 12/15/16	610,000	549,763
Pfizer 6.20% 3/15/19	470,000	581,886
*Pinnacle Foods Finance 10.625% 4/1/17	450,000	471,938
#Quintiles Transnational PIK 144A 9.50% 12/30/14	264,000	269,940
Smithfield Foods 7.75% 7/1/17	375,000	366,563
#Tops Markets 144A 10.125% 10/15/15	317,000	334,435
#Viskase 144A 9.875% 1/15/18	555,000	564,713
*Yankee Acquisition 9.75% 2/15/17	454,000	465,350
Zimmer Holdings 4.625% 11/30/19	145,000	157,123
		12,336,907
Energy – 3.34%
#American Petroleum Tankers 144A 10.25% 5/1/15	475,000	483,313
Antero Resources Finance 9.375% 12/1/17	326,000	338,225
#Aquilex Holdings 144A 11.125% 12/15/16	444,000	441,225
Chesapeake Energy 9.50% 2/15/15	320,000	361,600
Complete Production Service 8.00% 12/15/16	318,000	323,565
Copano Energy/Finance 7.75% 6/1/18	167,000	167,835
*Crosstex Energy/Finance 8.875% 2/15/18	455,000	472,063

#Drummond 144A 9.00% 10/15/14	550,000	578,188
Enterprise Products Operating 5.20% 9/1/20	45,000	48,623
*EOG Resources 4.40% 6/1/20	45,000	48,844
#Global Geophysical Services 144A 10.50% 5/1/17	230,000	228,850
Headwaters 11.375% 11/1/14	282,000	298,920
#Helix Energy Solutions Group 144A 9.50% 1/15/16	611,000	604,889
*#Hercules Offshore 144A 10.50% 10/15/17	490,000	448,350
#Hilcorp Energy I/Finance 144A 8.00% 2/15/20	545,000	558,625
Holly 9.875% 6/15/17	333,000	351,315
International Coal Group 9.125% 4/1/18	275,000	292,188
*Key Energy Services 8.375% 12/1/14	552,000	572,700
Kinder Morgan Energy Partners 5.30% 9/15/20	350,000	375,182
#Linn Energy/Finance 144A 8.625% 4/15/20	390,000	413,400
#Murray Energy 144A 10.25% 10/15/15	441,000	453,128
*#NFR Energy 144A 9.75% 2/15/17	575,000	583,624
Noble Energy 8.25% 3/1/19	185,000	239,835
OPTI Canada
7.875% 12/15/14	653,000	506,075
8.25% 12/15/14	360,000	282,600
Petrohawk Energy 7.875% 6/1/15	505,000	526,463
Petroleum Development 12.00% 2/15/18	539,000	582,120
#Pioneer Drilling 144A 9.875% 3/15/18	265,000	266,325
Plains All American Pipeline/Finance 8.75% 5/1/19	5,000	6,363
Quicksilver Resources 7.125% 4/1/16	826,000	797,089
#SandRidge Energy 144A 9.875% 5/15/16	460,000	460,000
TransCanada PipeLines
3.40% 6/1/15	90,000	95,188
•6.35% 5/15/67	5,000	4,570
Weatherford International 9.625% 3/1/19	100,000	131,407
#Woodside Finance 144A 4.50% 11/10/14	5,000	5,320
		12,348,007
Financials – 2.39%
•American International Group 8.175% 5/15/58	945,000	817,424
BB&T 5.70% 4/30/14	250,000	280,494
Cardtronics 8.25% 9/1/18	125,000	128,438
#Cemex Finance 144A 9.50% 12/14/16	620,000	598,300
General Electric Capital 6.00% 8/7/19	265,000	298,341
•Genworth Financial 6.15% 11/15/66	1,031,000	729,432
#•HBOS Capital Funding 144A 6.071% 6/29/49	615,000	482,775
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	970,000	622,013
JPMorgan Chase 4.40% 7/22/20	310,000	314,863
JPMorgan Chase Bank 6.00% 10/1/17	250,000	282,434
#•Liberty Mutual Group 144A 7.00% 3/15/37	705,000	596,139
MetLife
4.75% 2/8/21	300,000	314,328
6.817% 8/15/18	110,000	131,306
Nuveen Investments 10.50% 11/15/15	1,524,000	1,455,419
#Penson Worldwide 144A 12.50% 5/15/17	320,000	317,600
PNC Bank 6.875% 4/1/18	250,000	291,490
#•Rabobank Nederland 144A 11.00% 12/29/49	390,000	511,875
Wachovia 5.25% 8/1/14	250,000	269,909
∏•XL Capital 6.50% 12/31/49	470,000	358,986
Zions Bancorporation 5.65% 5/15/14	42,000	39,983
		8,841,549
Media – 2.32%
Affinion Group 11.50% 10/15/15	268,000	283,075
Cablevision Systems
*8.00% 4/15/20	60,000	64,350
#144A 8.625% 9/15/17	272,000	297,840
#CCO Holdings/Capital 144A
7.875% 4/30/18	120,000	124,800
*8.125% 4/30/20	150,000	158,625
#Charter Communications Operating/Capital 144A 10.875% 9/15/14	225,000	253,125
*Clear Channel Communications 10.75% 8/1/16	500,000	371,250
*#Columbus International 144A 11.50% 11/20/14	570,000	629,850
Comcast 5.90% 3/15/16	405,000	468,355
DISH DBS 7.875% 9/1/19	550,000	576,125
*Gray Television 10.50% 6/29/15	505,000	488,588
#MDC Partners 144A 11.00% 11/1/16	291,000	314,280
#NBC Universal 144A 5.15% 4/30/20	405,000	436,768

#Nexstar Broadcasting 144A 8.875% 4/15/17	525,000	536,156
Nielsen Finance
*11.625% 2/1/14	184,000	207,230
Ω12.50% 8/1/16	242,000	241,093
#Sinclair Television Group 144A 9.25% 11/1/17	437,000	452,295
#Sitel/Finance 144A 11.50% 4/1/18	540,000	407,700
Terremark Worldwide 12.00% 6/15/17	371,000	421,085
#Umbrella Acquisition PIK 144A 9.75% 3/15/15	548,113	496,042
#UPC Holding 144A 9.875% 4/15/18	480,000	502,200
#XM Satellite Radio 144A 13.00% 8/1/13	760,000	864,499
		8,595,331
Real Estate – 0.08%
*Felcor Lodging 10.00% 10/1/14	286,000	306,735
		306,735
Services Cyclical – 2.82%
#Ashtead Capital 144A 9.00% 8/15/16	320,000	326,000
Burlington Northern Santa Fe 4.70% 10/1/19	440,000	485,247
#Delta Air Lines 144A 12.25% 3/15/15	500,000	551,875
*DryShips 5.00% 12/1/14	590,000	474,950
#Equinox Holdings 144A 9.50% 2/1/16	610,000	613,050
*General Maritime 12.00% 11/15/17	579,000	615,188
*Harrah's Operating 10.00% 12/15/18	788,000	618,580
Kansas City Southern de Mexico
12.50% 4/1/16	140,000	168,525
*#144A 8.00% 2/1/18	240,000	256,200
#MCE Finance 144A 10.25% 5/15/18	300,000	322,500
MGM MIRAGE
7.50% 6/1/16	435,000	343,650
*#144A 11.375% 3/1/18	1,108,000	1,008,279
*Mohegan Tribal Gaming Authority
6.875% 2/15/15	136,000	77,520
7.125% 8/15/14	396,000	229,680
NCL 11.75% 11/15/16	286,000	317,460
‡@Northwest Airlines 10.00% 2/1/11	265,000	1,193
*Peninsula Gaming 10.75% 8/15/17	580,000	611,900
*#PHH 144A 9.25% 3/1/16	465,000	472,556
#Pinnacle Entertainment 144A 8.75% 5/15/20	290,000	281,300
#Roche Holdings 144A 6.00% 3/1/19	470,000	570,909
*RSC Equipment Rental
9.50% 12/1/14	201,000	206,025
10.25% 11/15/19	27,000	28,215
#ServiceMaster PIK 144A 10.75% 7/15/15	286,000	301,015
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	625,000	479,688
*#Swift Transportation 144A 12.50% 5/15/17	245,000	246,838
#United Air Lines 144A 12.00% 11/1/13	780,000	838,499
		10,446,842
Services Non-Cyclical – 1.03%
Casella Waste Systems 9.75% 2/1/13	708,000	717,734
#inVentiv Health 144A 10.00% 8/15/18	530,000	519,400
#MultiPlan 144A 9.875% 9/1/18	500,000	503,750
#Radiation Therapy Services 144A 9.875% 4/15/17	545,000	535,463
#Radnet Management 144A 10.375% 4/1/18	545,000	480,963
Select Medical 7.625% 2/1/15	389,000	368,578
•US Oncology Holdings PIK 6.643% 3/15/12	606,000	568,125
WellPoint 4.35% 8/15/20	105,000	108,382
		3,802,395
Technology & Electronics – 0.48%
#Aspect Software 144A 10.625% 5/15/17	215,000	221,719
#MagnaChip Semiconductor/Finance 144A 10.50% 4/15/18	400,000	415,000
#Oracle 144A 3.875% 7/15/20	450,000	479,242
*Sanmina-SCI 8.125% 3/1/16	195,000	197,438
*SunGard Data Systems 10.25% 8/15/15	437,000	461,035
		1,774,434
Telecommunications – 3.59%
@=‡Allegiance Telecom 11.75% 2/15/11	10,000	0
AT&T 5.80% 2/15/19	405,000	478,340
Cisco Systems 4.45% 1/15/20	440,000	485,132
#Clearwire Communications 144A 12.00% 12/1/15	1,166,000	1,171,830
*Cricket Communications 10.00% 7/15/15	370,000	389,425
*#Digicel 144A 8.25% 9/1/17	385,000	401,844

*#Digicel Group 144A 8.875% 1/15/15	490,000	496,125
Global Crossing 12.00% 9/15/15	369,000	411,435
#GXS Worldwide 144A 9.75% 6/15/15	559,000	539,435
Intelsat Bermuda 11.25% 2/4/17	692,000	719,680
Level 3 Financing 10.00% 2/1/18	365,000	316,638
NII Capital 10.00% 8/15/16	541,000	609,301
*PAETEC Holding 9.50% 7/15/15	410,000	411,025
#Primus Telecommunications Holding 144A 13.00% 12/15/16	428,000	434,420
Sprint Capital 8.75% 3/15/32	971,000	940,656
Telecom Italia Capital 5.25% 10/1/15	220,000	234,431
Telesat Canada
11.00% 11/1/15	400,000	455,000
12.50% 11/1/17	456,000	534,660
*#Trilogy International Partners/Finance 144A 10.25% 8/15/16	285,000	260,775
Verizon Communications 6.35% 4/1/19	405,000	490,080
ViaSat 8.875% 9/15/16	296,000	314,870
Virgin Media 6.50% 11/15/16	1,161,000	1,576,057
Virgin Media Finance 8.375% 10/15/19	380,000	416,100
*West 11.00% 10/15/16	427,000	450,485
#Wind Acquisition Finance 144A
11.75% 7/15/17	300,000	331,500
12.00% 12/1/15	395,000	418,700
		13,287,944
Utilities – 1.28%
AES
7.75% 3/1/14	356,000	374,245
8.00% 6/1/20	75,000	79,125
#American Transmission Systems 144A 5.25% 1/15/22	145,000	161,362
Duke Energy Carolinas 4.30% 6/15/20	145,000	160,822
Duke Energy Indiana 3.75% 7/15/20	585,000	616,890
Dynergy Holdings 7.75% 6/1/19	390,000	253,500
Elwood Energy 8.159% 7/5/26	574,950	531,829
Illinois Power 9.75% 11/15/18	35,000	47,182
Jersey Central Power & Light 5.625% 5/1/16	55,000	61,957
*Mirant Americas Generation 8.50% 10/1/21	665,000	603,488
*PacifiCorp 5.50% 1/15/19	135,000	159,213
Public Service Electric & Gas 3.50% 8/15/20	650,000	666,272
•Puget Sound Energy 6.974% 6/1/67	402,000	373,714
TXU 5.55% 11/15/14	227,000	115,203
Virginia Electric & Power 3.45% 9/1/22	500,000	502,249
Xcel Energy 4.70% 5/15/20	40,000	43,731
		4,750,782
Total Corporate Bonds (cost $100,401,056)		105,029,859

Leveraged Non-Recourse Security – 0.00%
#@◆JPMorgan Fixed Income Pass Through Trust Series 2007-B Class B 144A 0.00% 1/15/87	1,300,000	0
Total Leveraged Non-Recourse Security (cost $1,105,000)		0

«Senior Secured Loans – 0.71%
Chester Downs & Marina 12.375% 12/31/16	297,281	299,758
Graham Packaging Bridge 10.00% 11/10/11	965,000	965,000
PQ 6.82% 7/30/15	720,000	660,301
Texas Competitive Electric Holdings Tranche B2 3.941% 10/10/14	941,527	716,342
Total Senior Secured Loans (cost $2,568,311)		2,641,401

U.S. Treasury Obligation – 0.02%
U.S. Treasury Bond 4.375% 5/15/40	50,000	57,695
Total U.S. Treasury Obligation (cost $54,455)		57,695

	Number of
	Shares
Exchange-Traded Funds – 0.76%
iShares Dow Jones U.S. Real Estate Index Fund	19,300	983,721
*†SPDR Gold Trust	15,000	1,831,050
Total Exchange-Traded Funds (cost $2,660,402)		2,814,771

Limited Partnership – 0.21%
Brookfield Infrastructure Partners	45,000	770,400
Total Limited Partnership (cost $815,451)		770,400

Preferred Stock – 0.40%
Banking, Finance & Insurance – 0.11%
#Ally Financial 144A 7.00%	500	413,047
=#@◆Auction Pass Through Series 2007-6 144A	125,000	0
†Freddie Mac 6.02%	35,000	11,900
		424,947
Industrials – 0.00%
=†Port Townsend	222	0
		0
Real Estate – 0.29%
Developers Diversified Realty 7.50%	10,850	262,679
*@SL Green Realty 7.625%	13,400	335,804
*Vornado Realty Trust 6.625%	18,900	463,049
†W2007 Grace Acquisitions Series B 8.75%	20,900	4,703
		1,066,235
Total Preferred Stock (cost $3,053,279)		1,491,182

Warrants – 0.00%
Alion Science & Technology	440	5
=Port Townsend	222	2
Total Warrants (cost $5,328)		7

	Principal
	Amount
≠Discount Note – 4.20%
Federal Home Loan Bank 0.10% 9/1/10	$15,556,050	15,556,050
Total Discount Note (cost $15,556,050)		15,556,050

Total Value of Securities Before Securities Lending Collateral – 99.41%
(cost $378,689,185)		368,025,280

	Number of
	Shares
Securities Lending Collateral** – 8.30%
Investment Companies
BNY Mellon Securities Lending Overnight Fund	29,507,825	29,507,825
BNY Mellon SL DBT II Liquidating Fund	1,202,298	1,167,311
@†Mellon GSL Reinvestment Trust II	741,807	38,351
Total Securities Lending Collateral (cost $31,451,930)		30,713,487

Total Value of Securities – 107.71%
(cost $410,141,115)		398,738,767 ©

Written Options – (0.05%)
iShares Dow Jones U.S. Real Estate exercise price $49, expiration date 9/18/10	193	(42,653)
Noble exercise price $29 expiration date 10/16/10	316	(95,116)
Whirlpool exercise price $80 expiration date 10/16/10	210	(55,020)
Total Written (Proceeds $206,178)		(192,789)

Obligation to Return Securities Lending Collateral** – (8.50%)		(31,451,930)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.84%		3,098,684
Net Assets Applicable to 40,043,744 Shares Outstanding – 100.00%		$370,192,732

†Non income producing security.
*Fully or partially on loan.
@Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $633,737 which represented 0.17% of the Fund’s net assets. See Note 5 in “Notes."
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2010, the aggregate amount of the restricted securities was $358,997 or 0.10% of the Fund's net assets. See Note 5 in "Notes."
=Security is being fair valued in accordance with the Fund's fair valuation policy. At August 31, 2010, the aggregate amount of fair valued securities was $235,902, which represented 0.06% of the Fund's net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2010, the aggregate amount of Rule 144A securities was $63,619,419, which represented 17.19% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.

fStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2010.
‡Non income producing security. Security is currently in default.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
◆Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at August 31, 2010.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes.”
©Includes $30,758,947 of securities loaned.

Summary of abbreviations:
ADR – American Depositary Receipts
CDS – Credit Default Swap
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

1The following swap contracts were outstanding at August 31, 2010:

Swap Contracts
CDS Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Morgan Stanley
CDX.NA.HY.14	$9,000,000	5.00%	6/20/15	$(281,917)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds V – Delaware Dividend Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2006 – November 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At August 31, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually. Such dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At August 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$419,095,759
Aggregate unrealized appreciation	$16,089,413
Aggregate unrealized depreciation	(36,446,405)
Net unrealized depreciation	$(20,356,992)

For federal income tax purposes, at November 30, 2009, capital loss carryforwards of $169,506,375 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $8,064,444 expires in 2010, $106,372,004 expires in 2016 and $55,069,927 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of August 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$2,170,202	$-	$2,170,202
Common Stock	142,755,081	-	11	142,755,092
Corporate Debt	-	202,173,991	235,890	202,409,881
Investment Companies	2,814,771	-	-	2,814,771
U.S. Treasury Obligations	-	57,695	-	57,695
Short-Term	-	15,556,050	-	15,556,050
Securities Lending Collateral	-	30,675,136	38,351	30,713,487
Other	770,400	1,486,479	4,710	2,261,589
Total	$146,340,252	$252,119,553	$278,962	$398,738,767

Swap Contracts	$-	$(281,917)	$-	$(281,917)
Written Options Contracts	$-	$13,389	$-	$13,389

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Securities
	Corporate	Common		Lending
	Debt	Stock	Other	Collateral	Total
Balance as of 11/30/09	$235,890	$11	$228,204	$31,527	$495,632
Sales	(42)	-	(235,095)	-	(235,137)
Net realized loss	-	-	(58,665)	-	(58,665)
Net change in unrealized
appreciation/depreciation	42	-	70,266	6,824	77,132
Balance as of 8/31/10	$235,890	$11	$4,710	$38,351	$278,962

Net change in unrealized
appreciation/depreciation
from investments
still held as of 8/31/10	$42	$-	$11,688	$6,824	$18,554

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending November 30, 2010 and interim periods therein. During the period ended August 31, 2010, the Fund made transfers out of Level 1 investments and into Level 2 investments in the amount of $29,507,825, based on management’s decision to classify the BNY Mellon Securities Lending Overnight Fund as Level 2 investment. Management has classified the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The BNY Mellon Securities Lending Overnight Fund is priced daily for investors in such Fund. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at August 31, 2010.

Options Contracts – During the period ended August 31, 2010, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies.

When the Fund buys and option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the period ended August 31, 2010 for the Fund were as follows:

	Number of
	contracts	Premiums
Options outstanding at November 31, 2009	-	$-
Options written	1,979	871,879
Options terminated in closing purchase transactions	(1,260)	(665,701)
Options outstanding at August 31, 2010	719	$422,180

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended August 31, 2010, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At August 31, 2010, the aggregate unrealized depreciation of credit default swaps was $281,917. If a credit event had occurred for all swap transactions where collateral posting was required as of August 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $9,000,000 less the value of the contracts’ related reference obligations.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of August 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Net Assets		Net Assets
	Location	Fair Value	Location	Fair Value
	Receivables		Liabilities net
	and other		of receivables
	assets net of		and other
Credit contracts (Swaps contracts)	liabilities	-	assets	281,917
	Receivables		Liabilities net
	and other		of receivables
	assets net of		and other
Written Options (Options)	liabilities	13,389	assets	-

Total		$13,389		$281,917

The effect of derivative instruments on the statements of operations for the period ended August 31, 2010 was a follows:

			Change in
			Unrealized
			Appreciation or
			Depreciation on
	Location of Gain or Loss	Realized Gain or Loss	Derivatives
	on Derivatives	on Derivatives	Recognized in
	Recognized in Income	Recognized in Income	Income
	Net realized loss on
	foreign currency
	contracts and net change
	in unrealized
	appreciation/depreciation
	of investments and
Foreign exchange contracts (Forward	foreign currency
currency contracts)	contracts	$(89,200)	$-
	Net realized loss on
	swap contracts and net
	change in unrealized
	appreciation/depreciation
	of investments and swap
Credit contracts (Swaps contracts)	contracts	(70,024)	(281,917)
	Net realized gain on
	options and net change
	in unrealized
	appreciation/depreciation
	of investments and
Written Options (Options)	options	213,252	13,389
Total		$54,028	$(268,528)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less (“Overnight Assets”). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2010, the value of securities on loan was $30,758,947, for which the Fund received collateral, comprised of non-cash collateral valued at $428,460, and cash collateral of $31,451,930. At August 31, 2010, the value of invested collateral was $30,713,487. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Rating Group and/or Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2010. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: